Ex-Filing Fees

CALCULATION OF FILING FEE TABLES

S-3

JAKKS PACIFIC, INC.

Table 1: Newly Registered and Carry Forward Securities

Line Item Type	Security Type	Security Class Title	Notes	Fee Calculation or Carry Forward Rule	Amount Registered	Proposed Maximum Offering Price Per Unit		Maximum Aggregate Offering Price	Fee Rate		Amount of Registration Fee	Carry Forward Form Type	Carry Forward File Number	Carry Forward Initial Effective Date	Filing Fee Previously Paid in Connection with Unsold Securities to be Carried Forward

Newly Registered Securities
Fees to be Paid	Debt	Debt Securities	(1)	Other	0		$0.00	$0.00	0.0001381		$0.00				$
Fees to be Paid	Equity	Common Stock, par value $0.001 per share	(2)	Other	0		0.00	0.00	0.0001381		0.00
Fees to be Paid	Equity	Preferred Stock, par value $0.001 per share	(3)	Other	0		0.00	0.00	0.0001381		0.00
Fees to be Paid	Other	Units	(4)	Other	0		0.00	0.00	0.0001381		0.00
Fees to be Paid	Other	Warrants	(5)	Other	0		0.00	0.00	0.0001381		0.00
Fees to be Paid	Other	Rights	(6)	Other	0		0.00	0.00	0.0001381		0.00
Fees to be Paid	Unallocated (Universal) Shelf		(7)	457(o)				150,000,000.00	0.0001381		20,715.00
Carry Forward Securities
Carry Forward Securities	Equity	Common Stock, par value $0.001 per share	(8)	415(a)(6)				25,290,000.00				S-3	333-266009	07/29/2022		234,438.00
Carry Forward Securities	Equity	Common Stock, par value $0.001 per share	(9)	415(a)(6)		$		$124,710,000.00		$		S-3	333-267958	10/28/2022		$13,743.04

Total Offering Amounts:								$300,000,000.00			20,715.00
Total Fees Previously Paid:											0.00
Total Fee Offsets:											16,087.42
Net Fee Due:											$4,627.58

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Offering Note(s)

(1)	Pursuant to Instruction 2.A(iii)(b) of Item 16(b) of Form S-3, this information is not required to be included. An indeterminate amount of the securities of each identified class is being registered as may from time to time be offered under this registration statement at indeterminate prices, along with an indeterminate number of securities that may be issued upon exercise, settlement, exchange or conversion of securities offered or sold under this registrations statement, as shall have an aggregate initial offering price up to $150,000,000. Pursuant to Rule 416 under the Securities Act of 1933, as amended, or the Securities Act, this registration statement also covers any additional securities that may be offered or issued in connection with any stock split, stock dividend or pursuant to anti-dilution provisions of any of the securities. Separate consideration may or may not be received for securities that are issuable upon conversion, exercise or exchange of other securities.
(2)	Pursuant to Instruction 2.A(iii)(b) of Item 16(b) of Form S-3, this information is not required to be included. An indeterminate amount of the securities of each identified class is being registered as may from time to time be offered under this registration statement at indeterminate prices, along with an indeterminate number of securities that may be issued upon exercise, settlement, exchange or conversion of securities offered or sold under this registrations statement, as shall have an aggregate initial offering price up to $150,000,000. Pursuant to Rule 416 under the Securities Act of 1933, as amended, or the Securities Act, this registration statement also covers any additional securities that may be offered or issued in connection with any stock split, stock dividend or pursuant to anti-dilution provisions of any of the securities. Separate consideration may or may not be received for securities that are issuable upon conversion, exercise or exchange of other securities.
(3)	Pursuant to Instruction 2.A(iii)(b) of Item 16(b) of Form S-3, this information is not required to be included. An indeterminate amount of the securities of each identified class is being registered as may from time to time be offered under this registration statement at indeterminate prices, along with an indeterminate number of securities that may be issued upon exercise, settlement, exchange or conversion of securities offered or sold under this registrations statement, as shall have an aggregate initial offering price up to $150,000,000. Pursuant to Rule 416 under the Securities Act of 1933, as amended, or the Securities Act, this registration statement also covers any additional securities that may be offered or issued in connection with any stock split, stock dividend or pursuant to anti-dilution provisions of any of the securities. Separate consideration may or may not be received for securities that are issuable upon conversion, exercise or exchange of other securities.
(4)	Pursuant to Instruction 2.A(iii)(b) of Item 16(b) of Form S-3, this information is not required to be included. An indeterminate amount of the securities of each identified class is being registered as may from time to time be offered under this registration statement at indeterminate prices, along with an indeterminate number of securities that may be issued upon exercise, settlement, exchange or conversion of securities offered or sold under this registrations statement, as shall have an aggregate initial offering price up to $150,000,000. Pursuant to Rule 416 under the Securities Act of 1933, as amended, or the Securities Act, this registration statement also covers any additional securities that may be offered or issued in connection with any stock split, stock dividend or pursuant to anti-dilution provisions of any of the securities. Separate consideration may or may not be received for securities that are issuable upon conversion, exercise or exchange of other securities.

Units may be issued under a unit agreement and will represent an interest in one or more securities registered under this registration statement including shares of common stock or preferred stock, debt securities or warrants, in any combination, which may or may not be separable from one another.
(5)	Pursuant to Instruction 2.A(iii)(b) of Item 16(b) of Form S-3, this information is not required to be included. An indeterminate amount of the securities of each identified class is being registered as may from time to time be offered under this registration statement at indeterminate prices, along with an indeterminate number of securities that may be issued upon exercise, settlement, exchange or conversion of securities offered or sold under this registrations statement, as shall have an aggregate initial offering price up to $150,000,000. Pursuant to Rule 416 under the Securities Act of 1933, as amended, or the Securities Act, this registration statement also covers any additional securities that may be offered or issued in connection with any stock split, stock dividend or pursuant to anti-dilution provisions of any of the securities. Separate consideration may or may not be received for securities that are issuable upon conversion, exercise or exchange of other securities.
(6)	Pursuant to Instruction 2.A(iii)(b) of Item 16(b) of Form S-3, this information is not required to be included. An indeterminate amount of the securities of each identified class is being registered as may from time to time be offered under this registration statement at indeterminate prices, along with an indeterminate number of securities that may be issued upon exercise, settlement, exchange or conversion of securities offered or sold under this registrations statement, as shall have an aggregate initial offering price up to $150,000,000. Pursuant to Rule 416 under the Securities Act of 1933, as amended, or the Securities Act, this registration statement also covers any additional securities that may be offered or issued in connection with any stock split, stock dividend or pursuant to anti-dilution provisions of any of the securities. Separate consideration may or may not be received for securities that are issuable upon conversion, exercise or exchange of other securities.
(7)	Pursuant to Instruction 2.A(iii)(b) of Item 16(b) of Form S-3, this information is not required to be included. An indeterminate amount of the securities of each identified class is being registered as may from time to time be offered under this registration statement at indeterminate prices, along with an indeterminate number of securities that may be issued upon exercise, settlement, exchange or conversion of securities offered or sold under this registrations statement, as shall have an aggregate initial offering price up to $150,000,000. Pursuant to Rule 416 under the Securities Act of 1933, as amended, or the Securities Act, this registration statement also covers any additional securities that may be offered or issued in connection with any stock split, stock dividend or pursuant to anti-dilution provisions of any of the securities. Separate consideration may or may not be received for securities that are issuable upon conversion, exercise or exchange of other securities.
(8)	Pursuant to Rule 415(a)(6) under the Securities Act, the securities registered pursuant to this registration statement include (i) $25,290,000 of unsold securities (the “July Unsold Securities”) previously registered pursuant to the Registration Statement on Form S-3 (File No. 333-266009), which was declared effective on July 29, 2022 (the “First Prior Registration Statement”) and (ii) $124,710,000 of unsold securities (the “October Unsold Securities” and collectively with the July Unsold Securities, the “Unsold Securities”) previously registered pursuant to the Registration Statement on Form S-3 (File No. 333-267958), which was declared effective on October 28, 2022 (the “Second Prior Registration Statement” and collectively with the First Prior Registration Statement, the “Prior Registration Statements”). The Prior Registration Statements registered securities for primary offerings in accordance with Rule 415(a)(1)(x) with a proposed maximum aggregate offering price of $150,000,000. The registrant did not sell any of such securities under the Prior Registration Statements, leaving all Unsold Securities, in respect of which the registrant paid an aggregate registration fee of $16,087.42 (based on the filing fee rate in effect at the time of the respective filings of the Prior Registration Statements). Pursuant to Rule 415(a)(6), the aggregate filing fees of $16,087.42 associated with the offerings of the Unsold Securities from the Prior Registration Statements are hereby applied to offset the amount of the filing fee in connection with the securities registered hereunder. To the extent that, after the filing date hereof and prior to the effectiveness of this registration statement, the registrant sells any Unsold Securities pursuant to either of the Prior Registration Statements, the registrant will identify in a pre-effective amendment to this registration statement the updated number of Unsold Securities from the Prior Registration Statement to be included in this registration statement pursuant to Rule 415(a)(6) and the updated amount of new securities to be registered on this registration statement. Pursuant to Rule 415(a)(6), the offerings of the Unsold Securities under the Prior Registration Statements will be deemed terminated as of the date of effectiveness of this registration statement.
(9)	Pursuant to Rule 415(a)(6) under the Securities Act, the securities registered pursuant to this registration statement include (i) $25,290,000 of unsold securities (the “July Unsold Securities”) previously registered pursuant to the Registration Statement on Form S-3 (File No. 333-266009), which was declared effective on July 29, 2022 (the “First Prior Registration Statement”) and (ii) $124,710,000 of unsold securities (the “October Unsold Securities” and collectively with the July Unsold Securities, the “Unsold Securities”) previously registered pursuant to the Registration Statement on Form S-3 (File No. 333-267958), which was declared effective on October 28, 2022 (the “Second Prior Registration Statement” and collectively with the First Prior Registration Statement, the “Prior Registration Statements”). The Prior Registration Statements registered securities for primary offerings in accordance with Rule 415(a)(1)(x) with a proposed maximum aggregate offering price of $150,000,000. The registrant did not sell any of such securities under the Prior Registration Statements, leaving all Unsold Securities, in respect of which the registrant paid an aggregate registration fee of $16,087.42 (based on the filing fee rate in effect at the time of the respective filings of the Prior Registration Statements). Pursuant to Rule 415(a)(6), the aggregate filing fees of $16,087.42 associated with the offerings of the Unsold Securities from the Prior Registration Statements are hereby applied to offset the amount of the filing fee in connection with the securities registered hereunder. To the extent that, after the filing date hereof and prior to the effectiveness of this registration statement, the registrant sells any Unsold Securities pursuant to either of the Prior Registration Statements, the registrant will identify in a pre-effective amendment to this registration statement the updated number of Unsold Securities from the Prior Registration Statement to be included in this registration statement pursuant to Rule 415(a)(6) and the updated amount of new securities to be registered on this registration statement. Pursuant to Rule 415(a)(6), the offerings of the Unsold Securities under the Prior Registration Statements will be deemed terminated as of the date of effectiveness of this registration statement.

Table 2: Fee Offset Claims and Sources

Line Item Type	Registrant or Filer Name	Notes	Form or Filing Type	File Number	Initial Filing Date	Filing Date	Fee Offset Claimed	Security Type Associated with Fee Offset Claimed	Security Title Associated with Fee Offset Claimed	Unsold Securities Associated with Fee Offset Claimed	Unsold Aggregate Offering Amount Associated with Fee Offset Claimed	Fee Paid with Fee Offset Source

Rules 457(b) and 0-11(a)(2)
Rule 457(p)
Fee Offset Claims	JAKKS Pacific, Inc.	(1)	S-3	333-266009	07/01/2022		$2,344.38	Equity	Common Stock, par value $0.001 per share		$25,290,000.00	$
Fee Offset Claims	JAKKS Pacific, Inc.	(2)	S-3	333-267958	10/20/2022		13,743.04	Equity	Common Stock, par value $0.001 per share		124,710,000.00
Fee Offset Sources	JAKKS Pacific, Inc.	(3)	S-3	333-267958		10/28/2022							13,743.04
Fee Offset Sources	JAKKS Pacific, Inc.	(4)	S-3	333-266009		07/29/2022							2,344.38

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Rule 457(p) Statement of Withdrawal, Termination, or Completion:

(1)	The registrant previously registered the offer, sale, and issuance of shares of Common Stock having an aggregate offering price of up to $25,290,000 pursuant to the Company’s registration statement on Form S-3 (File No. 333-266009) filed on July 1, 2022 (the “July 2022 Registration Statement”) with the Securities and Exchange Commission (“SEC”). In connection with the filing of the July 2022 Registration Statement, the registrant paid filing fees of $2,344.38. As of the date of this registration statement, no shares of Common Stock have been sold under the July 2022 Registration Statement. Pursuant to Rule 457(p) under the Securities Act, the registration fee of $2,344.38 that has already been paid and remains unused with respect to securities that were previously registered pursuant to the July 2022 Registration Statement and were not sold thereunder may be applied to the filing fees payable pursuant to this registration statement. The registrant has terminated the offering that included the unsold securities under the July 2022 Registration Statement.

Rule 457(p) Statement of Withdrawal, Termination, or Completion:

(2)	The registrant previously registered the offer, sale, and issuance of shares of Common Stock having an aggregate offering price of up to $150,000,000 pursuant to the Company’s registration statement on Form S-3 (File No. 333-267958) filed on October 10, 2022 (the “October 2022 Registration Statement”) with the Securities and Exchange Commission (“SEC”). In connection with the filing of the October 2022 Registration Statement, the registrant paid filing fees of $13,743.04. As of the date of this registration statement, no shares of Common Stock have been sold under the October 2022 Registration Statement. Pursuant to Rule 457(p) under the Securities Act, the registration fee of $13,743.04 that has already been paid and remains unused with respect to securities that were previously registered pursuant to the October 2022 Registration Statement and were not sold thereunder may be applied to the filing fees payable pursuant to this registration statement. The registrant has terminated the offering that included the unsold securities under the October 2022 Registration Statement.

Rule 457(p) Statement of Withdrawal, Termination, or Completion:

(3)	The registrant previously registered the offer, sale, and issuance of shares of Common Stock having an aggregate offering price of up to $150,000,000 pursuant to the Company’s registration statement on Form S-3 (File No. 333-267958) filed on October 10, 2022 (the “October 2022 Registration Statement”) with the Securities and Exchange Commission (“SEC”). In connection with the filing of the October 2022 Registration Statement, the registrant paid filing fees of $13,743.04. As of the date of this registration statement, no shares of Common Stock have been sold under the October 2022 Registration Statement. Pursuant to Rule 457(p) under the Securities Act, the registration fee of $13,743.04 that has already been paid and remains unused with respect to securities that were previously registered pursuant to the October 2022 Registration Statement and were not sold thereunder may be applied to the filing fees payable pursuant to this registration statement. The registrant has terminated the offering that included the unsold securities under the October 2022 Registration Statement.

Rule 457(p) Statement of Withdrawal, Termination, or Completion:

(4)	The registrant previously registered the offer, sale, and issuance of shares of Common Stock having an aggregate offering price of up to $25,290,000 pursuant to the Company’s registration statement on Form S-3 (File No. 333-266009) filed on July 1, 2022 (the “July 2022 Registration Statement”) with the Securities and Exchange Commission (“SEC”). In connection with the filing of the July 2022 Registration Statement, the registrant paid filing fees of $2,344.38. As of the date of this registration statement, no shares of Common Stock have been sold under the July 2022 Registration Statement. Pursuant to Rule 457(p) under the Securities Act, the registration fee of $2,344.38 that has already been paid and remains unused with respect to securities that were previously registered pursuant to the July 2022 Registration Statement and were not sold thereunder may be applied to the filing fees payable pursuant to this registration statement. The registrant has terminated the offering that included the unsold securities under the July 2022 Registration Statement.